FORM 8-K

        UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                              1934


                          June 1, 2000
        (Date of Report, date of earliest event reported)


                       Stage Stores, Inc.
     (Exact name of registrant as specified in its charter)


             Commission file number 001-14035




           DELAWARE                         76-0407711
(State or other jurisdiction of          (I.R.S. Employer
incorporation or organization)         Identifications No.)

  10201 Main Street, Houston,                 77025
             Texas                          (Zip Code)
(Address of principal executive
           offices)


                         (713) 667-5601
      (Registrant's telephone number, including area code)


                         Not Applicable
     (Former name or address, if changed since last report)


ITEM 5.  Other Events.

     A press release regarding the Company announcing a major restructuring under Chapter 11 of the United States Bankruptcy Code and commencement of its reorganization proceedings in the United States Bankruptcy Court in Houston, Texas and certain other matters was issued by the Company on June 1, 2000 and is attached hereto as Exhibit 99.1.


ITEM 7.  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

       Not applicable.

     (b)  Pro forma financial information.

       Not applicable.

     (c)  Exhibits.

       99.1 Press release dated June 1, 2000 issued by the Company.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        STAGE STORES, INC.

June 2, 2000                            /s/ Charles M. Sledge
 (Date)                                 Charles M. Sledge
                                        Senior VP Finance, Treasurer
                                         and Secretary